SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event          April  20, 2007 (April 20, 2007)
reported)                                      --------------------------------


                                    SYMS CORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

             1-8546                                   22-2465228
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    (Commission File Number)               (IRS Employer Identification No.)


      Syms Way, Secaucus, New Jersey                    07094
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 (Address of Principal Executive Offices)            (Zip Code)

                                 (201) 902-9600
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              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 20, 2007, Syms Corp (the "Company") issued a press release regarding its results of operations for fourth quarter and 53 weeks ended March 3, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

      The information in this Item 2.02 of Form 8-K and the exhibit referenced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits

                99.1 Press Release of the Company, dated April 20, 2007 regarding the results of operations.

                                   SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYMS CORP

                                        By:/s/ Antone F. Moreira
                                           ----------------------
                                               Name:  Antone F. Moreira
                                               Title: Vice President,
                                                      Chief Financial Officer
Date: April 25, 2007

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

99.1 Press Release of Syms Corp, dated April 20, 2007, regarding the results of operations.